NEWS RELEASE
26533 Evergreen Rd., Suite 500 • Southfield, Michigan 48076
(800) 229-4125

For Immediate Release
May 20, 2015

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2015 Earnings Results

•	Fiscal Year 2015 subscription revenue of $66.3 million

•	Fiscal 2015 total revenue of $88.5 million

•	Year in Transition Successfully Completed

•	Transformed Services Business by Partnering with Seven Certified Services Partners

•	Reorganized Sales Force and Hired New Senior Vice President of Products and Marketing
DETROIT -- May 20, 2015 -- Covisint Corporation (Nasdaq: COVS), a leading cloud platform provider enabling the Internet of Things (IoT) and Identity Management (IdM) solutions, today announced financial results for the fourth quarter and full fiscal year ended March 31, 2015.
“Fiscal 2015 was a transformative year for Covisint. Over the past twelve months, we successfully transitioned to a fully independent enterprise-grade software company, made a number of strategically significant decisions in both our subscription and services businesses, and transformed our leadership and sales teams,” said Covisint Chairman and CEO Sam Inman. “As we move forward in fiscal 2016, Covisint is well positioned to become the cloud platform of choice for IoT and identity-centric solutions. We are extremely excited about our position within the market and will work diligently with our strategic partners to deploy Covisint’s solutions to help enterprises digitally transform how they do business with their customers and business partners.”
For fiscal year 2016 the company will focus on four key initiatives:

•	Continue to build out our direct sales organization;

•	Refine and enhance our relationship with our current strategic partners, as well as work to develop and build our pipeline of potential strategic partners;

•	Improve our branding and product positioning in the market; and

•	Continue to enhance our platform to meet and lead market demand.
Fiscal 2015 Financial Results

•
Revenues: Subscription and support revenue decreased 1% year-over-year to $66.3 million. Services revenue decreased 27% year-over-year to $22.2 million. Total revenues decreased by 9% year-over-year to $88.5 million.

•	Gross Profit: GAAP gross profit was $22.1 million. GAAP gross margin was 25%. Non-GAAP gross profit was $37.8 million. Non-GAAP gross margin was 43%.

•	Earnings: GAAP diluted loss per share was ($1.01) compared to ($1.06) last year. Non-GAAP diluted loss per share was ($0.52) compared to ($0.50) in the prior year.

Fourth Quarter Fiscal 2015 Financial Results

•
Revenues: Subscription and support revenue increased 8% year-over-year to $18.4 million. Services revenue decreased 31% year-over-year to $5.1 million. Total revenues decreased by 4% year-over-year to $23.5 million.

•
Gross Profit: GAAP gross profit was $1.0 million. GAAP gross margin was 4%. GAAP results were negatively affected by an impairment of $8.3 million of previously capitalized software costs and $0.5 million of customer relationship intangibles associated with portions of our healthcare customer service offerings that we have exited. Non-GAAP gross profit was $11.0 million. Non-GAAP gross margin was 47%.

•	Earnings: GAAP diluted loss per share was ($0.32) compared to ($0.27) in the same quarter last year. Non-GAAP diluted loss per share was ($0.06) compared to ($0.17) in the same quarter last year.

Fourth Quarter Fiscal 2015 Business Highlights
In the fourth quarter, Covisint:

•
At CES 2015, announced that the Covisint platform is providing support for Hyundai's newly released Hyundai Blue Link smartwatch application. The application is the latest innovation in Hyundai's Blue Link telematics platform, which is secured and integrated by Covisint. With Blue Link, customers can remotely activate certain automotive functions, including remote start, as well as receive important vehicle information via their mobile devices, which now include smartwatches.

•
Announced that its chief security officer, David Miller, presented at the IBM InterConnect 2015 Conference and discussed how connectivity is achieved with one of the biggest items in the Internet of Things (IoT) - the vehicle.

•
Announced strategic relationship with Tech Mahindra focused on expanding IoT platform and digital transformation solutions for global enterprises. This initiative will provide Covisint a distinct advantage with alliances and customers. Covisint's cloud-based platform and Tech Mahindra's expertise in IoT and digital transformation will open up promising opportunities for both enterprises.

Use of Non-GAAP Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization and impairment of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.

Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the income or expenses, as well as the related tax effects, that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.
The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.
Conference Call and Webcast Information
Covisint management will hold a conference call at 5:00 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.
For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on May 20, 2015, through May 27, 2015. The U.S. toll-free replay dial-in number is 1-877-870-5176 and the international replay dial-in number is 1-858-384-5517. The replay passcode is 13607930.
About Covisint Corporation
Covisint provides an open, developer-friendly, enterprise-class cloud platform to facilitate the rapid development and deployment of Internet of Things (IoT), Identity Management (IdM), and B2B collaboration solutions. Our platform enables users to securely identify, authenticate and connect users, devices, applications and information, and has been successfully operating globally at enterprise scale for over 12 years. Today, the Covisint platform enables more than 3,000 organizations to connect with more than 212,000 business partners and customers, and supports more than $4 billion in ecommerce transactions annually.

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Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint's disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866.319.7659
investors@covisint.com

Media Contact
Brad Schechter
248.483.2097
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, (800) 229-4125
http://www.covisint.com

COVISINT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)

	March 31, 2015	March 31, 2014
ASSETS
CURRENT ASSETS:
Cash	$50,077	$49,536
Accounts receivable, net	15,348	21,838
Deferred tax asset, net	16	1,017
Due from parent and affiliates	—	2,813
Prepaid expenses	3,160	1,686
Other current assets	4,209	4,297
Total current assets	72,810	81,187
PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	8,809	4,751
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	10,646	23,040
OTHER:
Goodwill	25,385	25,385
Deferred costs	1,736	6,188
Deferred tax asset, net	1,528	131
Other assets	928	766
Total other assets	29,577	32,470
TOTAL ASSETS	$121,842	$141,448
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$7,703	$3,893
Accrued commissions	3,286	1,640
Deferred revenue	18,029	16,606
Accrued expenses	3,344	3,752
Deferred tax liability, net	1,597	—
Total current liabilities	33,959	25,891
DEFERRED REVENUE	3,914	11,223
ACCRUED LIABILITIES AND OTHER	2,622	56
DEFERRED TAX LIABILITY, NET	—	2,668
Total liabilities	40,495	39,838
COMMITMENTS AND CONTINGENCIES	—	—
SHAREHOLDER’S EQUITY:
Common Stock	—	—
Additional paid-in capital	157,004	140,569
Retained deficit	(75,633)	(38,947)
Accumulated other comprehensive income (loss)	(24)	(12)
Total shareholders' equity	81,347	101,610
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$121,842	$141,448

COVISINT CORPORATION
COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
REVENUE	$23,457	$24,400	$88,534	$97,135
COST OF REVENUE	22,428	15,278	66,404	56,374
GROSS PROFIT	1,029	9,122	22,130	40,761
	4%	37%	25%	42%
OPERATING EXPENSES:
Research and development	1,852	3,046	10,416	12,408
Sales and marketing	7,812	8,640	32,593	35,250
General and administrative	3,528	7,338	17,640	28,676
Total operating expenses	13,192	19,024	60,649	76,334
OPERATING LOSS	(12,163)	(9,902)	(38,519)	(35,573)
Other income	15	—	69	—
LOSS BEFORE INCOME TAX PROVISION	(12,148)	(9,902)	(38,450)	(35,573)
INCOME TAX PROVISION	33	26	112	85
NET LOSS	($12,181)	($9,928)	($38,562)	($35,658)

DILUTED EPS COMPUTATION
Numerator: Net loss	($12,181)	($9,928)	($38,562)	($35,658)
Denominator:
Weighted-average common shares outstanding	38,998	37,363	38,217	33,774
Dilutive effect of stock awards	—	—	—	—
Total shares	38,998	37,363	38,217	33,774
Diluted EPS	($0.32)	($0.27)	($1.01)	($1.06)

COVISINT CORPORATION
NON-GAAP COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
REVENUE	$23,457	$24,400	$88,534	$97,135
COST OF REVENUE	12,422	13,447	50,712	48,792
GROSS PROFIT	11,035	10,953	37,822	48,343
	47%	45%	43%	50%
OPERATING EXPENSES:
Research and development	3,036	4,311	13,749	17,381
Sales and marketing	7,082	8,122	30,200	29,348
General and administrative	3,124	4,877	13,766	18,306
Total operating expenses	13,242	17,310	57,715	65,035
OPERATING LOSS	(2,207)	(6,357)	(19,893)	(16,692)

Other income	15	—	69	—

LOSS BEFORE INCOME TAX PROVISION	(2,192)	(6,357)	(19,824)	(16,692)

INCOME TAX PROVISION	33	26	112	85

NET LOSS	($2,225)	($6,383)	($19,936)	($16,777)

DILUTED EPS COMPUTATION
Numerator: Net loss	$(2,225)	$(6,383)	$(19,936)	$(16,777)
Denominator:
Weighted-average common shares outstanding	38,998	37,363	38,217	33,774
Dilutive effect of stock awards
Total shares	38,998	37,363	38,217	33,774
Diluted EPS	($0.06)	($0.17)	($0.52)	($0.50)

COVISINT CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
Gross profit	$1,029	$9,122	$22,130	$40,761
Gross profit %	4%	37%	25%	42%
Adjustments:
Stock compensation expense—cost of revenue	30	94	613	829
% of total revenue	—%	—%	1%	1%
Cost of revenue—amortization of capitalized software	9,976	1,737	15,079	6,753
% of total revenue	43%	7%	17%	7%
Adjusted gross profit	$11,035	$10,953	$37,822	$48,343
Adjusted gross profit %	47%	44%	43%	50%

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
Cost of revenue	$22,428	$15,278	$66,404	$56,374
Adjustments:
Stock compensation expense	30	94	613	829
Cost of revenue - amortization of capitalized software	9,976	1,737	15,079	6,753

Cost of revenue, non-GAAP	$12,422	$13,447	$50,712	$48,792

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
Research and development	$1,852	$3,046	$10,416	$12,408
Adjustments:
Capitalized internal software costs	(1,210)	(1,331)	(3,508)	(5,695)
Stock compensation expense	26	66	175	722

Research and development, non-GAAP	$3,036	$4,311	$13,749	$17,381

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,

	2015	2014	2015	2014
Sales and marketing	$7,812	$8,640	$32,593	$35,250
Adjustments:
Stock compensation expense	201	441	1,570	5,594
Amortization of customer relationship agreements	529	77	823	308

Sales and marketing, non-GAAP	$7,082	$8,122	$30,200	$29,348

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
General and administrative	$3,528	$7,338	$17,640	$28,676
Adjustments:
Stock compensation expense	404	2,461	3,874	10,330
Amortization of trademarks	—	—	—	40

General and administrative, non-GAAP	$3,124	$4,877	$13,766	$18,306

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
Net loss	($12,181)	($9,928)	($38,562)	($35,658)
Adjustments:
Capitalized internal software costs	(1,210)	(1,331)	(3,508)	(5,695)
Stock compensation expense	661	3,062	6,232	17,475
Amortization of capitalized software and other intangibles	10,505	1,814	15,902	7,101
Net loss, non-GAAP	($2,225)	($6,383)	($19,936)	($16,777)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
Diluted EPS	($0.32)	($0.27)	($1.01)	($1.06)
Adjustments:
Capitalized internal software costs	(0.03)	(0.04)	(0.09)	(0.17)
Stock compensation expense	0.02	0.08	0.16	0.52
Amortization of capitalized software and other intangibles	0.27	0.05	0.42	0.21
Diluted EPS, non-GAAP	($0.06)	($0.17)	($0.52)	($0.50)

COVISINT CORPORATION
COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2015	2014	2015	2014
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	($12,181)	($9,928)	($38,562)	($35,658)
Adjustments to reconcile net income (loss) to cash provided by (used in) operations:
Depreciation and amortization	2,483	2,255	9,574	8,678
Capitalized software impairment	8,751	—	8,751	—
Deferred income taxes	19	(39)	11	4
Stock award compensation	661	3,062	6,232	17,475
Other	307	—	307	—
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	(1,249)	(2,846)	6,377	3,618
Other assets	593	1,523	3,306	3,414
Accounts payable and accrued expenses	6,379	1,919	6,484	1,543
Deferred revenue	5,524	(1,680)	(5,610)	(7,410)
Net cash provided by (used in) operating activities	$11,287	($5,734)	($3,130)	($8,336)
CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(3,543)	(1,605)	(5,518)	(3,541)
Capitalized software	(1,211)	(1,332)	(3,509)	(5,696)
Net cash used in investing activities	($4,754)	($2,937)	($9,027)	($9,237)
CASH FLOWS PROVIDED BY FINANCING ACTIVITES:
Cash payments from parent company	—	12,538	23,999	65,746
Cash payments to parent company	—	(9,061)	(13,879)	(67,003)
Proceeds from initial public offering	—	—	—	68,448
Initial public offering costs	—	(15)	—	(1,412)
Net proceeds from exercise of stock awards	461	—	2,865	332
Net cash provided by financing activities	$461	$3,462	$12,985	$66,111
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(242)	(25)	(287)	32
NET CHANGE IN CASH	6,752	(5,234)	541	48,570
CASH AT BEGINNING OF PERIOD	43,325	54,770	49,536	966
CASH AT END OF PERIOD	$50,077	$49,536	$50,077	$49,536